Accounting Changes	12 Months Ended
Dec. 31, 2020
Disclosure of changes in accounting policies, accounting estimates and errors [Abstract]
Accounting Changes	Accounting Changes
A. Current Accounting Changes

I. Amendments to IAS 1 and IAS 8 Definition of Material
The Corporation adopted the amendments to IAS 1 and IAS 8 as of Jan. 1, 2020. The amendments provide a new definition of material that states “information is material if omitting, misstating or obscuring it could reasonably be expected to influence decisions that the primary users of general purpose financial statements make on the basis of those financial statements, which provide financial information about a specific reporting entity.”
The amendments clarify that materiality will depend on the nature or magnitude of information, either individually or in combination with other information, in the context of the financial statements. A misstatement of information is material if it could reasonably be expected to influence decisions made by the primary users. These amendments had no impact on the consolidated financial statements of, nor is there expected to be any future impact to, the Corporation.

II. Amendments to IFRS 7 and 9 Interest Rate Benchmark Reform
In September 2019, the IASB issued amendments to the IFRS relating to Interest Rate Benchmark Reform - amending IFRS 9, IAS 39 and IFRS 7. These amendments provide temporary relief during the period of uncertainty from applying specific hedge accounting requirements to hedging relationships directly affected by the ongoing interest rate benchmark reforms. These amendments are mandatory for annual periods beginning on or after Jan. 1, 2020. The Corporation adopted these amendments as of Jan. 1, 2020. There were no hedging relationships that were directly affected on Jan. 1, 2020.

During the first quarter of 2020, the Corporation entered into cash flow hedges of interest rate risk associated with a future forecasted debt issuance using London Interbank Offered Rate ("LIBOR") based derivative instruments. As a temporary relief, provided by the IFRS 9 amendments, the Corporation has assumed that the LIBOR interest rate on which the cash flows of the interest rate swaps are based is not altered by interbank offered rates ("IBOR") reform when assessing if the hedge is highly effective.

III. Change in Estimates
Useful Life of PP&E at Alberta Thermal
During the third quarter of 2020, the Board approved the accelerated shutdown of the Highvale mine by the end of 2021 and accordingly the useful life of the related assets was adjusted to align with the Corporation's conversion to gas plans. This resulted in an increase of $15 million in depreciation expense that was recognized in the Consolidated Statements of Earnings (Loss) during the second half of 2020. As at Dec. 31, 2020, the carrying value of the Highvale mine, including PP&E, right-of-use assets and intangible assets, was $373 million,

During the third quarter of 2019, the Corporation adjusted the useful lives of certain coal assets, effective Sept. 1, 2019, to reflect the changes announced related to the Clean Energy Investment Plan (see Note 4(A) for further details). As a result, assets used only for coal-burning operations were adjusted to shorten their useful lives whereas other asset lives were extended as they were identified as being used after the coal-to-gas or combined-cycle conversions. Due to the impact of shortening the lives of the coal assets, overall depreciation expense for the year ended Dec. 31, 2019 increased by approximately $16 million.

In 2018, as a result of the Off-Coal Agreement (“OCA”) with the Government of Alberta described in Note 9(B), the Corporation adjusted the useful lives of some of its mine assets to align with the Corporation's coal-to-gas conversion plans. As a result, depreciation expense and intangibles amortization for the year ended Dec.31, 2018, increased by $38 million.

In the third quarter of 2018, the Corporation retired Sundance Unit 2 and recorded an impairment charge of $38 million for the remaining net book value of the asset. In the third quarter of 2020, the Corporation recognized an impairment on Sundance Unit 3 in the amount of $70 million, due to the Corporation's decision to retire the unit. The retirement decision for Sundance Unit 3 was largely driven by an assessment of future market conditions, the age and condition of the unit, and our ability to supply energy and capacity from our generation portfolio in Alberta.

Useful Life of PP&E at Wind and Solar
During the third quarter of 2019, the allocation of the costs recognized for the components of the Wind and Solar PP&E and the useful lives for these identified components were reviewed. As a result of the review, additional components were identified for parts where the useful lives are shorter than the original estimate. The useful life of each of these components was reduced from 30 years to either 15 years or 10 years. Accordingly, depreciation expense for the year ended Dec. 31, 2019, increased by approximately $11 million.

Sheerness
During the second quarter of 2019, the Corporation adjusted the useful life of its Sheerness coal-fired facility assets to align with the dual-fuel conversion plans. As a result, the assets used for coal-burning operations as well as the other asset lives were extended and depreciation expense for the year ended Dec. 31, 2019, decreased by approximately $8 million.
The useful lives may be revised or extended in compliance with the Corporation's accounting policies, dependent upon future operating decisions and events.

Decommissioning and other provisions
In the fourth quarter of 2020, the Corporation adjusted the Sarnia decommissioning and restoration provision to reflect an updated engineering study. The Corporation's current best estimate of the decommissioning and restoration provision decreased by $15 million. This resulted in a decrease in the related assets in PP&E.

In the third quarter of 2020, the Corporation adjusted the Highvale mine decommissioning and restoration provision to reflect the mine closure advancement, an updated mine plan and current mining activity including increased volume of material movement. The Corporation's current best estimate of the decommissioning and restoration provision increased by $75 million. This resulted in an increase in the related assets in PP&E.

During the third quarter of 2019, the Corporation adjusted the Centralia mine decommissioning and restoration provision as management no longer believed that the fine coal recovery and reclamation work would be completed as originally proposed. At the end of 2019, the Corporation's best estimate of the decommissioning and restoration provision increased by $141 million. Since the Centralia mine is no longer operating and reached the end of its useful life in 2006, this adjustment resulted in the immediate recognition of the full $141 million, through asset impairment in net earnings.

B. Future Accounting Changes
Amendments to IAS 16 Property, Plant and Equipment: Proceeds before Intended Use
The Corporation plans to early adopt the amendments to IAS 16 Property, Plant and Equipment: Proceeds before Intended Use on Jan. 1, 2021. The amendment has a mandatory effective date of Jan. 1, 2022. The amendments prohibit deducting from the cost of an item of property, plant and equipment any proceeds from selling items produced while bringing the asset to the location and condition necessary for it to be capable of operating. No adjustments are expected from early adopting the amendments.

IFRS 7 Financial Instruments, Disclosures - Interest Rate Benchmark Reform
The IASB issued Interest Rate Benchmark Reform — Phase 2 in August 2020, which amends IFRS 9 Financial Instruments, IAS 39 Financial Instruments: Recognition and Measurement, IFRS 7 Financial Instruments: Disclosures and IFRS 16 Leases. The amendments are effective Jan. 1, 2021, and will be adopted by the Corporation in 2021, no financial impact is expected upon adoption.

C. Comparative Figures

Certain comparative figures have been reclassified to conform to the current period’s presentation. These reclassifications did not impact previously reported net earnings.